May 24, 2023
Pioneer Equity Income Fund
Supplement to the Summary Prospectus dated March 1, 2023
Fund summary
Effective May 24, 2023, the following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
John A. Carey, Managing Director and Director of
Equity Income, US of Amundi US (lead portfolio
manager of the fund since 1990); Sammi Truong,
Vice President of Amundi US (portfolio manager of
the fund since 2018); and John Arege, Vice
President of Amundi US (portfolio manager of the
fund since May 2023). Mr. Carey plans to retire
from portfolio management in May 2024.

33337-00-0523
©2023 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC